UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act

Date of Report (Date of earliest event reported): April 27, 2004

Burlington Northern Santa Fe Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11535	41-1804964
(Commission File Number)	(I.R.S. Employer Identification No.)

2650 Lou Menk Drive

Fort Worth, Texas 76131

(Address of principal executive offices) (Zip Code)

(800) 795-2673

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

See Exhibits Index included herewith.

Item 12. Results of Operations and Financial Condition.

On April 27, 2004, Burlington Northern Santa Fe Corporation issued a press release announcing its first quarter 2004 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE CORPORATION

Date: April 27, 2004	By:	/s/ Thomas N. Hund
Thomas N. Hund
Executive Vice President and
Chief Financial Officer

BURLINGTON NORTHERN SANTA FE CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Burlington Northern Santa Fe Corporation press release dated April 27, 2004.